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                                                                    EXHIBIT 32.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)


I, James C. Eckert, of OMNI Energy Services Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsectors (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), that:

(1) the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of OMNI Energy Services Corp.


Dated:  April 18, 2005


                                                  /s/ James C. Eckert
                                           -------------------------------------
                                                     James C. Eckert
                                           President and Chief Executive Officer